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                                                                    EXHIBIT 99.5

                            ENVIRONMENTAL WORK PLAN


     This Environmental Work Plan (this "Agreement"), dated as of August 31, 1999, by and among Brown Steel Contractors, Inc., a Georgia corporation ("Brown"), Matrix Service Company, a Delaware corporation ("Matrix"), Georgia Steel Acquisition Corp., an Oklahoma corporation ("GSAC" and, jointly and severally with Brown and Matrix, the "Matrix Parties"), Caldwell Tanks Alliance, llc, a Georgia limited liability company ("Caldwell"), and Caldwell Tanks, Inc., a Kentucky corporation ("Caldwell Tanks").

     Witnesseth:

     WHEREAS, the parties hereto have entered into an Amended and Restated Stock Purchase Agreement and Conversion to Asset Purchase Agreement, dated as of August 31, 1999 (as amended, the "Purchase Agreement"), pursuant to which, among other transactions, Caldwell purchased certain of the assets and properties of Brown, a direct and indirect wholly-owned subsidiary of GSAC and Matrix; and

     WHEREAS, it was a condition to the of Closing under the Purchase Agreement that the parties enter into this Agreement for the purpose of setting forth their relative rights and obligations with respect to certain environmental matters at Brown or with respect to its properties.

     Agreement:

     NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

  1. Indemnification By Matrix Parties. Except as otherwise expressly provided in Section 2 of this Agreement, this Agreement shall not modify or impair the obligation of the Matrix Parties to indemnify the Caldwell Indemnitees (as this and certain other terms are defined in Section 3.5 below) as provided in Section 10 of the Purchase Agreement.

  2. Environmental Work Plan.

     2.1  General Remediation Commitments.

            (i) Prior to the date hereof, the parties, with the assistance of their respective environmental consultants, identified various environmental issues associated with the Brown Parties and/or their assets and properties which, the parties agreed, required redress prior to the Closing. The parties acknowledge that substantial progress has been made by Matrix, GSAC, Brown and their environmental consultants in redressing those issues, but that certain of them have not been completely resolved or addressed as of the date hereof. Despite this, the parties are willing to proceed with the Closing, subject to their respective covenants and agreements set forth in this Agreement and the Purchase Agreement (including without limitation, Sections 6.17 and 6.20 thereof). Nothing contained in this Agreement, however, shall be deemed to be
  (a) an acknowledgment by Caldwell Tanks or Caldwell as to the absence of any other environmental issues associated with the Brown Parties or their assets or properties, the existence of which
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  would constitute a Retained Obligation or a breach of any representation or warranty of the Matrix Parties contained in Section 4.16 of the Purchase Agreement, (b) a waiver by Caldwell or Caldwell Tanks of any claims that they may have against Brown, Matrix and/or GSAC, pursuant to the Purchase Agreement or any Ancillary Document, or (c) except as expressly contemplated in this
  Section 2, below, an assumption by Caldwell or Caldwell Tanks of any Retained Obligations.

            (ii) Brown, GSAC and Matrix, at their sole expense, agree: (i) (A)
  to use their commercially reasonable efforts from and after the Closing to cause the Broad Street Property and the Fayetteville Road Property not be placed for any reason by the Georgia Environmental Protection Division ("Georgia EPD") on its Hazardous Site Inventory List, and not to be placed by any other Governmental Body on any similar list designating that property as being the subject of any monitoring by that Governmental Body or any required remediation with respect to any Contamination (each a "List"), and (B) if
                                                                 ---
  despite such efforts either or both of the Broad Street Property or the Fayetteville Road Property is placed for any reason by the Georgia EPD or any other Governmental Body on any List, to use their commercially reasonable efforts from and after the Closing to cause the Broad Street Property and/or the Fayetteville Road (as applicable) to be formally removed from that List by the relevant Governmental Body (each a "Delisting" of the relevant property); and (ii) to fully "Cleanup" (as defined in the definition of Environmental
  ---
  Health and Safety Liabilities set forth on Exhibit A attached to the Purchase
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  Agreement) in compliance with all applicable Legal Requirements, at no cost or expense to Caldwell or Caldwell Tanks, and within a reasonable period of time following the Closing, all soil Contamination on, under, across and at the Broad Street Property (exclusive of the soils located directly beneath the floor of the fabrication shop located on that property) and the Fayetteville Road Property, in each case to a level that is below all Georgia Department of Natural Resources maximum permissible levels for soil contamination (DNR Levels) that are relevant to that property, and (iii) to cause, at their
                                              ---
  expense, all soils and back fill which were the subject of or used in connection with any of the above-described Cleanup efforts (or efforts to cause a Delisting) to be returned, to the reasonable satisfaction of Caldwell, to a state or condition sufficient to accommodate storm water run-off in compliance with all applicable Governmental Authorizations and Legal Requirements, and sufficient for Caldwell's use of the property for its intended purposes as contemplated in the Purchase Agreement, consistent with the past practices of Brown. Brown, GSAC and Matrix agree to keep Caldwell and Caldwell Tanks, and their designated Representatives, reasonably informed of their progress in remediating the Contamination, obtaining the Georgia EPD (or other relevant Governmental Body's) notice of Delisting and, as applicable, achieving the Remediation Levels, and agree to promptly provide Caldwell with copies of all applications and related correspondence to or from the Georgia EPD (or other relevant Governmental Body) regarding the Contamination and/or the attempted Delisting, and to afford Caldwell, Caldwell Tanks, and their designated Representatives, a reasonable opportunity to participate in all meetings and discussions with the Georgia EPD (or other relevant Governmental
  Body) in connection therewith.

      2.2 Storm Water Permitting. Matrix, Brown and GSAC represent that, prior to the date hereof, Brown received approval from the Georgia EPD of Brown's FILAB Notices of Intent (NOI's) for its two facilities located in Newnan, Georgia, which NOI's were included in the Assets acquired by Caldwell on the date hereof (subject to Section 6.19 of the Purchase Agreement).

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Caldwell and Caldwell Tanks agree that, from and after the date hereof, Brown,
Matrix and GSAC shall have no further responsibility for the maintenance, renewal or replacement of those NOI's unless they are withdrawn or revoked by the Georgia EPD as a direct and primary result of one or more Retained Obligations, or one or more false or misleading statements made by Matrix, GSAC and/or Brown in any application or other document filed by them with the Georgia EPD prior to the date hereof.

      2.3 Air Permitting/Title V. The parties acknowledge that prior to the date hereof Brown received from the United States Environmental Protection Agency ("USEPA") written permission to continue its operations at its facilities in Newnan, Georgia in substantially the same manner as previously conducted, pending the issuance by USEPA of one or more Title V air permits for those facilities, and that such written permission (or the rights represented thereby) were included in the Assets acquired by Caldwell on the date hereof (subject to Section 6.19 of the Purchase Agreement). Caldwell and Caldwell Tanks agree that, except for the continuing obligation of the Matrix Parties contained in Section
6.7 of the Purchase Agreement, Caldwell shall be responsible for obtaining those Title V air permits following the date hereof, and the Matrix Parties shall have no further responsibility with respect thereto, unless the written permission described above is withdrawn by the USEPA, or the USEPA refuses to issue any of those Title V air permits, as a direct and primary result of one or more Retained Obligations, or one or more false or misleading statements made by Matrix, GSAC and/or Brown in any application or other document filed by them with the USEPA; provided that, the Matrix Parties shall be and remain liable (as contemplated in the Purchase Agreement) for any fines, penalties and other similar assessments, and for any Damage claims by any Governmental Bodies or other Persons, that may be imposed or asserted against, or incurred by, any Caldwell Indemnitees, as a result of any Brown Party or any of their assets or properties not being in compliance with such matters or with applicable Legal Requirements for all periods prior to the date hereof.

      2.4 Paint Booths. The parties acknowledge that the new paint booth facilities to be installed at the Lower Fayetteville Road and East Broad Street facilities of Brown, and the modification and/or removal of the existing paint booth facilities at those sites, each as contemplated in the parties' prior discussions, have not been completed by Brown as of the date hereof. In light of this, and out of business necessity, Caldwell and its employees will be required to utilize those existing paint booth facilities, and to follow the past practices of Brown in the use and operation of those existing facilities, in order to meet their needs and the needs of Caldwell's and Caldwell Tanks' customers, until such time as those new paint booth facilities have been fully installed and are operational. Based on the foregoing, the parties agree as follows:

          (a) Caldwell agrees with Brown, Matrix and GSAC to use its commercially reasonable efforts to complete the installation of the new paint booth facilities at the earliest practicable time following the date hereof (and in a manner consistent with the parties' prior discussions), with a view toward discontinuing its use of the existing paint booth facilities as promptly as possible.

          (b) The parties have estimated that the total costs to be incurred by Caldwell to complete the installation of the new paint booth facilities and removal of the existing facilities (exclusive of the costs actually incurred by Brown prior the Effective Date), each in accordance with applicable Legal Requirements, will be $315,944. In order to provide Caldwell with the financial resources to

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complete that installation and removal following the date hereof, Brown has agreed to reduce the Purchase Price otherwise payable by Caldwell at the Closing by the amount of $315,944. In the event the actual costs incurred by Caldwell following the date hereof to complete the installation of the new paint booth facilities exceeds $315,944, Caldwell shall be entitled to no other reimbursement from Brown, GSAC or Matrix for those excess completion costs. This
Section 2.4(b) shall be deemed to amend the Purchase Agreement to the extent of the additional Purchase Price adjustment contemplated above.

          (c) Brown, Matrix and GSAC hereby agree to defend, indemnify and hold harmless each of the Caldwell Indemnitees from and against any and all Damages that they may suffer or incur resulting from, arising out of or in connection with the continued use and/or operation by Caldwell and its employees following the date hereof of the existing paint booth facilities described above in a manner consistent with the practices of Brown prior to the date hereof, except to the extent such damages are the result of a breach by Caldwell of its agreement in Section 2.4(a).

     2.5 Waste Handling and Disposal. The parties agree that Caldwell shall be solely responsible for its waste handling and disposal practices undertaken following the date hereof. Matrix, GSAC and Brown shall be responsible for paying their environmental consultants for their services in connection with the development, prior to the date hereof, of plans regarding the waste handling, characterization and disposal practices of Brown or Caldwell following the date hereof, and Caldwell and Caldwell Tanks shall have the unqualified right, following the date hereof, to use and rely upon those plans in their discretion without further obligation to Brown, Matrix, GSAC or such environmental consultants. Caldwell agrees to be solely responsible for the purchase and installation of the solvent still for the Lower Fayetteville Road facility previously discussed by the parties.

     2.6 Asbestos. The Matrix Parties agree to pay and perform under the contract attached hereto as Exhibit A to remove the asbestos at the facilities of Caldwell (as successor in interest of Brown) described therein. The Matrix Parties shall remain responsible for any improper or incomplete removal of such asbestos pursuant to or in violation of those contracts or Legal Requirements, and hereby agrees, upon the written request of Caldwell, to assign and transfer to Caldwell all enforcement rights and related remedies of the Matrix Parties against the other party(s) to those contracts, or to fully enforce those contracts and pursue those remedies on behalf of and for the benefit of Caldwell. Caldwell shall remain responsible, from and after the date hereof, for any non-friable asbestos located at the facilities of Caldwell (as successor in interest of Brown) in Newnan, Georgia that was specifically disclosed by Brown, Matrix and GSAC in the Schedules attached to the Purchase Agreement, or that was specifically identified in the Asbestos Report prepared by Ogden Environmental & Energy Services in connection with the Purchase Agreement and provided to Caldwell. Any other non-friable asbestos located at those facilities and not so disclosed to Caldwell, and any friable asbestos located at or included in the assets or properties of Brown or the Subsidiaries prior to the Closing (including without limitation, any future abatement costs or other Damages relating to or resulting from the same) shall remain the sole responsibility of Brown, Matrix and GSAC, and shall constitute Retained Obligations for all purposes, except to the extent that such Damages are aggravated by reason of the action or inaction (where there is a duty or obligation to act) of Caldwell or Caldwell Tanks, or their respective employees, following the date hereof.

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     2.7  UST's and AST's. The Matrix Parties agree that, except for the continuing obligation of Caldwell and Caldwell Tanks contained in Section 6.7 of the Purchase Agreement, the Matrix Parties shall, as contemplated in the Purchase Agreement, be responsible for completing the actions (and shall complete the actions) necessary to satisfy the closure to the satisfaction of the USEPA of all underground storage tanks on the Broad Street Property and/or the Fayetteville Road Property, and Caldwell and Caldwell Tanks shall have no liability with respect thereto.

  3. General.

     3.1 Counterparts. This Agreement may be executed in one or more counterparts.

     3.2 Governing Law. All questions relating to this Agreement, including contractual capacity, validity, performance, interpretation or remedies for breach, shall be governed by Kentucky law, except that Kentucky choice of law rules shall not apply.

     3.3 Entire Agreement. This Agreement, together with the Purchase Agreement and the other relevant Ancillary Documents, constitute the entire agreement between the Company and Contractor with respect to the subject matter hereof.

     3.4 Amendment. Any amendment to this Agreement shall be valid only if made in writing and signed by the parties.

     3.5 Definitions. Capitalized terms used but not defined herein shall have their same respective meanings as in the Purchase Agreement. As used herein, the term "Caldwell Indemnitees" shall be deemed to include Caldwell, Caldwell Tanks, and each of their respective Affiliates, directors, officers, shareholders, members, agents, employees, successors and assigns.



  In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                               Brown Steel Contractors, Inc.

                                               By:______________________________
                                               Title:___________________________

                                                            ("Brown")

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                                        Matrix Service Company

                                        By:___________________________________
                                        Title:________________________________

                                                        ("Matrix")


                                        Georgia Steel Acquisition Corp.

                                        By:___________________________________
                                        Title:________________________________

                                                        ("GSAC")


                                        Caldwell Tanks Alliance, LLC

                                        By:___________________________________
                                        Title:________________________________

                                                       ("Caldwell")


                                        Caldwell Tanks, Inc.

                                        By:___________________________________
                                        Title:________________________________

                                                    ("Caldwell Tanks")

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